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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2006

                            Broadview Institute, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-8508                                                  41-0641789
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 835-4455
              (Registrant's telephone number, including area code)

                             Broadview Media, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.05   COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On November 1, 2006, the decision was made that Broadview Institute, Inc. would close its Chicago facility on November 30, 2006. The Chicago facility is used in the Company's Media Production business. The closing of the Chicago facility is part of the Company's transition and plan to refocus the Company on its Education business. The Company will relocate the equipment currently used in its Chicago facility to its Minneapolis facility. As a result of the closing, the Company will incur charges, resulting in cash expenditures, relating primarily to the remaining term of the Chicago facility lease. The estimated aggregate lease cost for the remaining lease term of the Chicago facility is $ 600,000, which is subject to possible reduction if the Company is successful in negotiating early termination of the lease with the landlord, a possible sublease or an assignment to another party. The net charges related to the termination of the lease are expected to be recorded in the fiscal quarter ended December 31, 2006 when we vacate the facility, including recognizing the remaining lease costs in excess of estimated sublease income if applicable. Lease payments will be made in accordance with the terms of the lease and/or any related agreement reducing the aggregate lease cost. Additional charges of approximately $50,000 related to employee terminations are also expected to be incurred, including the related cash expenditure, in the fiscal quarter ended December 31, 2006.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BROADVIEW INSTITUTE, INC.


                                              By  /s/ H. Michael Blair
                                                  ------------------------------
Date:  November 7, 2006                           Name: H. Michael Blair
                                                  Title: Chief Financial Officer